
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             53,766,936.01
Current Month ADCPB (Before addition of New Property)         52,005,138.50
Base Principal Amount (Prior - Current)                        1,761,797.51
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                52,005,138.50

CLASS A INTEREST SCHEDULE
-------------------------
     Prior Month Class A Principal Balance                    46,239,564.96
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                263,950.85
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        263,950.85
     Class A Interest Paid                                       263,950.85

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------
     Prior Month Class A Principal Balance                    46,239,564.96
     Class A Percentage                                               86.00%
     Base Principal Amount                                     1,761,797.51
     Class A Base Principal Distribution Amount                1,515,145.86
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,515,145.86
     Additional Class A Principal Due                                  0.00
                                                                       ----
     Class A Principal Paid                                    1,515,145.86

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  44,724,419.10



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   2,150,677.83
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               13,674.73
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       13,674.73
     Class B-1 Interest Paid                                      13,674.73

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   2,150,677.83
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     1,761,797.51
     Class B-1 Base Principal Distribution Amount                 70,471.90
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 70,471.90
                                                                  ---------

     Class B-1 Principal Paid                                     70,471.90


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 2,080,205.93




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   2,150,677.83
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               14,642.53
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       14,642.53
     Class B-2 Interest Paid                                      14,642.53

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   2,150,677.83
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     1,761,797.51
     Class B-2 Base Principal Distribution Amount                 70,471.90
     Prior Month B-1 Overdue Principal                                 0.00
                                                                       ----
     Total B-1 Note Principal Due                                 70,471.90

     Class B-2 Principal Paid                                     70,471.90

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 2,080,205.93




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998
SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                              53,766,936
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    22,402.89

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                22,402.89

     Servicer Fee Paid                               22,402.89

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                              53,766,936
     Back-Up Servicer Fee Rate                          0.0130%
     One-twelfth                                        0.0011%
     Back-up Servicer Fee                               582.48

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     582.48

     Back-Up Servicer Fee Paid                          582.48

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance       46,239,564.96
     Monthly Premium Rate                               0.0208%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               9,633.00

     Premium Amount Paid                              9,633.00

     Current Premium Arrearage                            0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

EARLY AMORTIZATION EVENTS
-------------------------

 (a) Default in the payment to the Class A Certificate holders or the Class B Certificate holders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificate holders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any pro Chief Accounting Officer against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificate holders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------


EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificate holder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificate holders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998



GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
----------------------------------------------------------              Gross
                       Gross                      Gross               Charge-Off
                      Defaults     Recoveries Charge-Offs    ADCPB      Ratio
                      --------     ---------- -----------    -----      -----
    2 months prior     172,015       83,915      88,101     56,026,295   1.89%
    1 month prior      122,143       46,342      75,801     53,938,852   1.69%
    Current            135,308       85,344      49,964     52,063,123   1.15%


    3 Month Gross Charge-Off Ratio                                       1.57%
    Maximum Allowed                                                      2.50%




30+ DELINQUENCIES
-----------------
                                                       Monthly
                 Delinquencies      ADCPB           Delinquencies
                 -------------      -----           -------------
  2 months prior   3,415,516      56,026,295            6.10%
  1 month prior    2,328,029      53,938,852            4.32%
  Current month    2,900,279      52,063,123            5.57%

                  Delinquency Ratio:                    5.33%
                  Maximum Delinquency Ratio:            6.00%



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------



GROSS DEFAULTS (>=180)
---------------------

                    Monthly Gross                    Monthly
                       Defaults    ADCPB          Gross Defaults
                       --------    -----          --------------

    Current month         0      52,063,123           0.0000%
    1 month prior         0      53,938,852           0.0000%
    2 months prior        0      56,026,295           0.0000%
                                 ----------           -------
    Sum/Average           0      54,009,423           0.0000%
                                                           4
    Gross Defaults                                      0.00%

          i A       Subordinated Percentage            10.00%
         ii B       WAL of Remaining Leases             1.71
                    Two                                    2
                    Ratio (i/ii)/2                      2.93%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                              Monthly
                           Delinquencies     ADCPB          Delinquencies
                           -------------     -----          -------------

           2 months prior     511,071      56,026,295           0.91%
           1 month prior      374,674      53,938,852           0.69%
           Current month      339,710      52,063,123           0.65%


                           Issuer Delinquency Trigger Ratio:    0.75%
                           Maximum Ratio Allowed:               2.50%



EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordination Level < 14%                   No
                                                      ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                      ------------


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


       Aging/Delinquency Statistics
       ----------------------------
                                                                             ADCPB             Total
       Current                                                            49,162,844           94.43%
       31-60 Days Past Due                                                 1,805,993            3.47%
       61-90 Days Past Due                                                   754,576            1.45%
       91+ Days Past Due                                                     339,710            0.65%
                                                                             -------           -----

       Total                                                              52,063,123          100.00%


       Certificate Factors

       Class A Notes                                                     0.606184681
       Class B-1 Notes                                                   0.606184725
       Class B-2 Notes                                                   0.606184725


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                        85,790,915.00
       Maximum Substitution (10% of Initial)                            8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)     4,289,545.75

       Prior month Cumulative ADCPB Substituted                         3,332,268.58
       Current month ADCPB Substituted                                         -
                                                                               -
       Cumulative ADCPB Substituted                                     3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts 1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                     -
       Cumulative ADCPB Substituted for Defaulted Contracts             1,980,863.06


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                             9,635,194.49
       Current month ADCPB prepaid                                        170,624.11
                                                                          ----------
       Cumulative ADCPB prepaid                                         9,805,818.60

       Prior month Cumulative ADCPB Defaulted                           4,566,762.50
       Current month ADCPB Defaulted                                      135,308.01
                                                                          ----------
       Cumulative ADCPB Defaulted                                       4,702,070.51



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

-------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                 152,375.18
--------------------------

LOCKBOX ACCOUNT
---------------
Transfer of prior period Payments not yet transferred to Collection                       (294,731.35)
Transfer of prior period Excluded Amounts not yet transferred                             (109,357.95)
Collections Received [5.02 (b)(d)]                                                       2,200,521.02
Excluded Amounts [5.02 (d)][Definition]                                                   (675,657.39)
Collections on Deposit due Collection Account [5.02 (d)]                                (1,196,583.04)

     Ending Balance                                                                         76,566.47


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, MAY 1, 1998                                                                              1,419,206.59
     ------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 1998
     ---------------------------------------------------------
     Add:  Servicer Advance                                                                                        719,198.69
     Add:  Payments due Collection Account from last 2 business days prior period                                  294,731.35
     Add:  Add'l transfers                                                                                               0.00
     Add: Amounts to Collection Acct from Security deposit account                                                       0.00
     Less: Total distributions on  May 10, 1998                                                                 (2,433,136.63)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
     ----------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                            1,196,583.04
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                          0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account                            [6.01 b (0.00]
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                 0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                       3,581.71
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                           0.00
     Add: Amount Payable to Class A Certificate holders under 6.04 d [6.01 b(vii)]                                       0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                  0.00
     Add: Security Deposits Related to Prepayment                                                                        0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                     0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                  0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                     0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                       0.00

     Ending balance on May 31, 1998 and June 1, 1998                                                             1,200,164.75

     Add: Servicer Advances to be deposited on Determination Date                                                  863,947.70
     Add: Payments due Collection Acct from last 3 business days                                                   139,110.85
     Add: Payments not yet transferred to the Collection Account                                                         0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                           0.00

     Adjusted Collection Account Balance                                                                         2,203,223.30




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998


SECURITY DEPOSIT ACCOUNT
------------------------

Beginning  Balance                                                                              140,362.58
Add: Balance deposited on closing date                                                                0.00
Add: Security Deposits [6.02 b]                                                                       0.00
Less: Amounts to Collection Account [6.02 c]                                                          0.00
Add:  Investment Earnings                                                                           643.00
                                                                                                    ------

Ending balance on May 31, 1998                                                                  141,005.58

Less: Amounts to Collection Account [6.02 c]                                                          0.00

Adjusted Security Deposit  Account Balance                                                      141,005.58



NET TRANSFERRED PROPERTY FUNDING ACCOUNT
---------------------------------------


Beginning Balance                                                                                                   0.00
-----------------
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                    ----

Ending balance on May 31, 1998                                                                                      0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                    ----

Adjusted New Transferred Property Funding Account Balance                                                           0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        2,203,223.30
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                         22,402.89
             (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 582.48

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   9,633.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            263,950.85

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        13,674.73

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          14,642.53

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,515,145.86

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)] 70,471.90 provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] 70,471.90 provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                 0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        221,955.49


     Reviewed By:



     -----------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                 72,024,925.77
Prior Month ADCPB                                             58,293,631.49
Current Month ADCPB (Before addition of New Property)         56,571,343.56
Base Principal Amount (Prior - Current)                        1,722,287.93
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                56,571,343.56

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    51,297,669.05
     Class A Certificate Rate                                          6.29%
     One twelfth of Class A Certificate Rate                           0.52%
     Class A Certificate Interest                                268,885.28
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        268,885.28
     Class A Interest Paid                                       268,885.28

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    51,297,669.05
     Class A Percentage                                               88.00%
     Base Principal Amount                                     1,722,287.93
     Class A Base Principal Distribution Amount                1,515,613.38
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,515,613.38

     Class A Principal Paid                                    1,515,613.38

     Class A Overdue Principal                                         0.00
                                                                       ----
     Current Month Class A Principal Balance                  49,782,055.67


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   1,748,783.87
     Class B-1 Certificate Rate                                        7.01%
     One twelfth of Class B-1 Certificate Rate                         0.58%
     Class B-1 Certificate Interest                               10,215.81
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       10,215.81
     Class B-1 Interest Paid                                      10,215.81

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   1,748,783.87
     Class B-1 Percentage                                              3.00%
     Base Principal Amount                                     1,722,287.93
     Class B-1 Base Principal Distribution Amount                 51,668.64
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 51,668.64
                                                                  ---------

     Class B-1 Principal Paid                                     51,668.64


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 1,697,115.23


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   1,457,320.06
     Class B-2 Certificate Rate                                        8.22%
     One twelfth of Class B-2 Certificate Rate                         0.69%
     Class B-2 Certificate Interest                                9,982.64
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                        9,982.64
     Class B-2 Interest Paid                                       9,982.64

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   1,457,320.06
     Class B-2 Percentage                                              2.50%
     Base Principal Amount                                     1,722,287.93
     Class B-2 Base Principal Distribution Amount                 43,057.20
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 43,057.20

     Class B-2 Principal Paid                                     43,057.20

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,414,262.86


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                        58,293,631
     Servicer Fee Rate                            0.5000%
     One-twelfth                                  0.0417%
     Servicer Fee                              24,289.01

     Prior Servicer Fee Arrearage                   0.00
     Servicer Fee Due                          24,289.01

     Servicer Fee Paid                         24,289.01

     Current Servicing Fee Arrearage                0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                        58,293,631
     Back-Up Servicer Fee Rate                    0.0200%
     One-twelfth                                  0.0017%
     Back-up Servicer Fee                         971.56

     Prior Back-Up Servicer Fee Arrearage           0.00
     Total Back-Up Servicer Fee Due               971.56

     Back-Up Servicer Fee Paid                    971.56

     Current Back-Up Servicing Fee Arrearage        0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                  291.67
     Trustee Fee Rate                             0.0100%

     Prior Trustee Fee Arrearage                    0.00
     Total Trustee Fee Due                        291.67

     Trustee Fee Paid                             291.67

     Current Trustee Fee Arrearage                  0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance 51,297,669.05
     Monthly Premium Rate                         0.0200%
     Prior Premium Arrearage                        0.00
     Premium Amount Due                        10,260.00

     Premium Amount Paid                       10,260.00

     Current Premium Arrearage                      0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


Early Amortization Events

 (a) Default in the payment to the Class A Certificate holders or the Class B Certificate holders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificate holders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any pro Chief Accounting Officer against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificate holders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                      No
                                                                  -------------

      (b)  Certificate Insurer makes an Insured Payment                No
                                                                  -------------

      (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                  -------------

      (b)  Delinquency Trigger Event                                   No
                                                                  -------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificate holder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificate holders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholder, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                              Gross                      Gross                    Monthly
                             Defaults     Recoveries   Charge-Offs   ADCPB      Charge-Offs
                             --------     ----------   -----------   -----      -----------
           2 months prior     188,245        82,696      105,549   60,474,973      2.09%
           1 month prior      132,408        61,103       71,305   58,488,149      1.46%
           Current            195,585       180,584       15,001   56,686,560      0.32%


           3 Month Gross Charge-Off Ratio                                           1.29%
           Maximum Allowed                                                          2.50%



30+ DELINQUENCIES
-----------------
                                                                   Monthly
                          Delinquencies     ADCPB               Delinquencies
                          -------------     -----               -------------
           2 months prior   3,148,738     60,474,973                5.21%
           1 month prior    3,412,444     58,488,149                5.83%
           Current month    3,895,179     56,686,560                6.87%

                          Delinquency Ratio:                        5.97%
                          Maximum Delinquency Ratio:                7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                      No
                                                                  -------------

      (b)  Issuer Delinquency Trigger Ratio                            No
                                                                  -------------


GROSS DEFAULTS (>=180)
----------------------
                                                              Monthly
                          Gross Defaults    ADCPB          Gross Defaults
                          -------------     -----          -------------

           Current                  0     56,686,560            0.0000%
           1 month prior            0     58,488,149            0.0000%
           2 months prior           0     60,474,973            0.0000%
                                    --    ----------            ------
           Sum/Average              0     58,549,894            0.0000%
                                                                     4
           Gross Defaults                                         0.00%

                i A       Subordinated Percentage                 9.00%
               ii B       WAL of Remaining Leases                 2.08
                          Two                                     2.00
                          Ratio (i/ii)/2                          2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                               Monthly
                          Delinquencies     ADCPB           Delinquencies
                          -------------     -----           -------------

           2 months prior     310,271     60,474,973            0.51%
           1 month prior      392,511     58,488,149            0.67%
           Current month      423,412     56,686,560            0.75%


                          Issuer Delinquency Trigger Ratio:     0.64%
                          Maximum Ratio Allowed:                2.50%



EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCP             No
                                                                  -------------

      (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                                  -------------

      (3)  Has a Delinquency Event Occurred?                           No
                                                                  -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

       Aging/Delinquency Statistics
       ----------------------------
                                                                                  ADCPB                   Total
       Current                                                                 52,791,381                 93.13%
       31-60 Days Past Due                                                      2,283,191                  4.03%
       61-90 Days Past Due                                                      1,188,576                  2.10%
       91+ Days Past Due                                                          423,412                  0.75%
                                                                               ----------                ------

       Total                                                                   56,686,560                100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                          0.785434990
       Class B-1 Notes                                                        0.785434957
       Class B-2 Notes                                                        0.785434977

       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                             72,024,925.77
       Maximum Substitution (10% of Initial)                                 7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,246.29

       Prior month Cumulative ADCPB Substituted                              3,234,855.86
       Current month ADCPB Substituted                                                 --
                                                                                       --
       Cumulative ADCPB Substituted                                          3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Control        1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                             --
       Cumulative ADCPB Substituted for Defaulted Contracts                  1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                  5,917,099.25
       Current month ADCPB prepaid                                             365,126.87
                                                                             ------------
       Cumulative ADCPB prepaid                                              6,282,226.12

       Prior month Cumulative ADCPB Defaulted                                1,998,574.71
       Current month ADCPB Defaulted                                           195,584.78
                                                                             ------------
       Cumulative ADCPB Defaulted                                            2,194,159.49



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                       137,839.08
--------------------------

LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to                    (263,620.39)
Account Transfer of prior period Excluded Amounts not yet transfer               (53,783.49)
    Collections Received [5.02 (b)(d)]                                         2,137,998.81
Excluded Amounts [5.02 (d)][Definition]                                         (753,835.98)
Collections on Deposit due Collection Account [5.02 (d)]                      (1,136,223.16)

    Ending Balance                                                                68,374.87


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JUNE 1, 1998                                                                     1,249,233.71
    -------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
    Add:  Servicer Advance                                                                                802,285.52
    Add:  Payments due Collection Account from last 2 business days prior                                 263,620.39
    Add:  Add'l transfers                                                                                       0.00
    Add: Amounts to Collection Acct from Security deposit account                                               0.00
    Less: Total distributions on  June 10, 1998                                                        (2,315,139.62)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                    1,136,223.16
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                  0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Acc [6.01 b (iii)]                  0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                         0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                               3,193.85
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                   0.00
    Add: Amount Payable to Class A Certificate holders under 6.04 d [6.01 b(vii)                                0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                          0.00
    Add: Security Deposits Related to Prepayment                                                                0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                             0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                            0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar m                                 0.00

    Ending balance on June 30, 1998 and July 1, 1998                                                    1,139,417.01

    Add: Servicer Advances to be deposited on Determination Date                                          970,922.89
    Add: Payments due Collection Acct from last 3 business days                                           213,756.59
    Add: Payments not yet transferred to the Collection Account                                                 0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00

    Adjusted Collection Account Balance                                                                 2,324,096.49


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

Beginning  Balance                                                                    0.00
Add: Balance deposited on closing date                                                0.00
Add: Security Deposits [6.02 b]                                                       0.00
Less: Amounts to Collection Account [6.02 c]                                          0.00
Add:  Investment Earnings                                                             0.00
                                                                                      ----

Ending balance on June 30, 1998                                                       0.00

Less: Amounts to Collection Account [6.02 c]                                          0.00

Adjusted Security Deposit  Account Balance                                            0.00



NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


Beginning Balance                                                                                0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                    0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00

Ending balance on June 30, 1998                                                                  0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                 ----

Adjusted New Transferred Property Funding Account Balance                                        0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        2,324,096.49
---------------------------------------

(i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]
                                                                                                                      0.00
(ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]
                                                                                                                      0.00
(iii)   Aggregate of: [6.06 c (iii)]
        (A)   Unreimbursed Servicer Advances from prior periods
        (B)   Servicer Fee and unpaid Servicer Fee                                                                    0.00
        (C)   Servicing Charges inadvertently deposited in Collection Account                                    24,289.01
                                                                                                                      0.00
(iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]
                                                                                                                    971.56
(v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]
                                                                                                                 10,260.00
(vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]
                                                                                                                    291.67
(vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]
                                                                                                                268,885.28
(viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]
                                                                                                                 10,215.81
(ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]
                                                                                                                  9,982.64
(x)     Class A Base  Principal Distribution Amount and Overdue
        Class A Principal [6.06 c(x)]
                                                                                                              1,515,613.38
(xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date
        [6.06 b (xi)]
                                                                                                                      0.00
(xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
        Principal [6.06 c(xii) provided no restricting event exists
                                                                                                                 51,668.64

(xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
        Principal [6.06 provided no restricting event or issuer restricting event exists
                                                                                                                 43,057.20
(xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]
                                                                                                                      0.00
(xv)    Prepayments optionally transferred to collection account and disbursed in
        consideration of the transfer of New Transferred Property not in excess of                                    0.00
        $5,000,000 [6.06 c (xv)]

(xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]
                                                                                                                388,861.30



Reviewed By:



---------------------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer